RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                                 AMENDMENT NO. 1

                          dated as of February 1, 1997



                                  Amending the

                         POOLING AND SERVICING AGREEMENT

                     among the Company, the Master Servicer
                                 and the Trustee

                           Dated as of October 1, 1995

                         to provide for the issuance of
                             Class A-6 Certificates





NY1-194965.1

                       Mortgage Pass-Through Certificates

                                 Series 1995-S15





NY1-194965.1
                                                         2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of October 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S15; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-6 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

                  The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-6 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

                  The table contained in the second paragraph of the Preliminary
Statement   shall  contain  a  line  for  Class  A-6  containing  the  following information:


NY1-194965.1

         Designation:  Class A-6
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  October 25, 2010.

         Article I:

                  In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5
         Certificates and Class A-6 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-6 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

                  In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With
         Respect to each Class A Certificate": "(other than the Class A-6 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-6 Certificates have no Certificate Principal Balance."

                  The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-6 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

                  The definition of "Excess Spread" shall be deleted.

                  In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class A-6 Certificates".

                  The following definition shall be added:


NY1-194965.1
                                                         2

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-6   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

                  The definition of "Owner or Holder" shall be deleted.

                  In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5 and Class A-6 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-6 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

                  In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-6 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-6 Certificate.

                  In  the  last   sentence  of  the   definition  of  "Qualified
Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-6 Certificates".

                  In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-6 Certificates".

         Article IV:


NY1-194965.1
                                                         3

                  The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section 4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-5 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

                  In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-6 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-6 and Class R Certificates."

                  In first paragraph of Section 5.01(b) the phrase "other than the Class A-5 Certificates" shall be replaced with the phrase "other than the Class A-5 Certificates and Class A-6 Certificates".

         Article X:

                  The following phrase shall be added to Section 10.01(k) immediately following the phrase ", the 'latest possible maturity date' by which": "the amount of interest payable on the Class A-6 Certificates and".

         Additional Amendments:

                  All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

                  Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.



NY1-194965.1
                                                         4

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-194965.1
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                 RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.
[Seal]


                                                     By:/s/ Diane S. Wold
                                                     Name:  Diane S. Wold
                                                     Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                             RESIDENTIAL FUNDING CORPORATION

[Seal]


                                                     By:/s/ Randy Van Zee
                                                     Name:  Randy Van Zee
                                                              Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                                     as Trustee

[Seal]


                                                     By:/s/ Faye Wright
                                                     Name:  Faye Wright
                                                     Title: Vice President

Attest:/s/ R. Tarnas
Name:  R. Tarnas


NY1-194965.1
                                                         6

Title: Vice President




NY1-194965.1
                                                         7

STATE OF MINNESOTA  )
                                     ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Carlene S. Bailey
                                                             Notary Public

[Notarial Seal]




NY1-194965.1

STATE OF MINNESOTA  )
                                     ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Carlene S. Bailey
                                                         Notary Public

[Notarial Seal]


NY1-194965.1

STATE OF  ILLINOIS )
                                    ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Darla R. Coulson
                                                               Notary Public

[Notarial Seal]


NY1-194965.1

                                                     EXHIBIT A

                                           FORM OF CLASS A-6 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS OCTOBER 30, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,078 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.12% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $19 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-194965.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-6 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
October 1, 1995
                                              Aggregate Notional Amount of the
                                              Class A-6 Certificates:
                                              182,156,882.70
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP _____________
October 25, 2010


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1995-S15

         evidencing a percentage interest in the distributions allocable to the Class A-6 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any


NY1-194965.1
                                                         2
certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-6 Certificates on such Distribution Date. The Notional Amount of the Class A-6 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-6 Certificates have no Certificate Principal Balance.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled


NY1-194965.1
                                                         3
thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent


NY1-194965.1
                                                         4
is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate


NY1-194965.1
                                                         5
upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-194965.1
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                              By:______________________________
                                                           Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.

                                         THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Certificate Registrar


                                         By:______________________________
                                                       Authorized Signatory


NY1-194965.1
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                         Signature by or on behalf of assignor




                                                   Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee




                                 AMENDMENT NO. 1

                          dated as of February 1, 1997



                                  Amending the

                         POOLING AND SERVICING AGREEMENT

                     among the Company, the Master Servicer
                                 and the Trustee

                           Dated as of October 1, 1995

                         to provide for the issuance of
                             Class A-13 Certificates




NY1-192849.1
                                                         9

                                        Mortgage Pass-Through Certificates

                                                  Series 1995-S16





NY1-192849.1
                                                        10

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of October 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S16; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to make provisions with respect to matters or questions arising under the Agreement which shall not be materially inconsistent with the provisions of the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-13 and such amendment is not materially inconsistent with the provisions of the Agreement, does not adversely affect in any material respect the interests of any Certificateholder and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-13 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".


NY1-192849.1
                                                         1

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-13 containing the following information:

         Designation:  Class A-13
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  November 25, 2025.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-12
         Certificates and Class A-13 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-13 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-13 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-13 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-13 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.



NY1-192849.1
                                                         2

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-13
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-13   Certificates,   the  aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-12 and Class A-13 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-13 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-13 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-13 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-13 Certificates".



NY1-192849.1
                                                         3

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-13
Certificates".

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-12 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-13 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-13 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the phrase "other than the Class A-12 Certificates" shall be replaced with the phrase "other than the Class A-12 Certificates and Class A-13 Certificates".

         Additional Amendments:

         Q. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         R. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.



NY1-192849.1
                                                         4

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192849.1
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.


                                    RESIDENTIAL FUNDING MORTGAGE
[Seal]                              SECURITIES I, INC.



                                    By:/s/ Diane S. Wold
                                    Name:  Diane S. Wold
                                    Title: Vice President
Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President



CORPORATION                         RESIDENTIAL FUNDING

[Seal]



                                    By:/s/ Randy Van Zee
                                    Name:  Randy Van Zee
                                    Title: Director
Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                          BANKERS TRUST COMPANY, as
                                          Trustee

[Seal]


                                          By:/s/ Vada Haight
                                          Name:  Vada Haight
                                          Title: Assistant Vice
President



NY1-192849.1
                                                         6

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192849.1
                                                         7

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-192849.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-192849.1

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be a Assistant Vice President of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Aracely S. Alanis
                                                           Notary Public

[Notarial Seal]


NY1-192849.1

                                                     EXHIBIT A

                                          FORM OF CLASS A-13 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS OCTOBER 30, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,554 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 14.92% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $21 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192849.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-13 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
October 1, 1995
                                            Notional Amount as of the Cut-off
                                            Date: $451,101.028.81

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP __________
November 25, 2025


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1995-S16

         evidencing a percentage interest in the distributions allocable to the Class A-13 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any


NY1-192849.1
                                                         2
certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-13 Certificates on such Distribution Date. The Notional Amount of the Class A-13 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-13 Certificates have no Certificate Principal Balance.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer


NY1-192849.1
                                                         3
or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the


NY1-192849.1
                                                         4
amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on


NY1-192849.1
                                                         5
behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192849.1
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                             By:_________________________
                                                    Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-13 Certificates referred to in the within-mentioned Agreement.

                                            BANKERS TRUST COMPANY
                                             as Certificate Registrar


                                            By:______________________________
                                                          Authorized Signatory


NY1-192849.1
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                          Signature by or on behalf of assignor




                                                        Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of November 1, 1995

                                          to provide for the issuance of
                                              Class A-11 Certificates





NY1-192848.1
                                                         1

                                        Mortgage Pass-Through Certificates

                                                  Series 1995-S17






NY1-192848.1
                                                         1

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S17;

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to make provisions with respect to matters or questions arising under the Agreement which shall not be materially inconsistent with the provisions of the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholders;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-11 and such amendment is not materially inconsistent with the provisions of the Agreement, does not adversely affect in any material respect the interests of any Certificateholder and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-11 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".


NY1-192848.1
                                                         2

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-11 containing the following information:

         Designation:  Class A-11
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  December 26, 2025

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-10
         Certificates and Class A-11 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-11 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-11 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-11 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-11 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.



NY1-192848.1
                                                         3

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-11
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-11   Certificates,   the  aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-10 and Class A-11 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-11 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-11 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A- 11 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-11 Certificates".



NY1-192848.1
                                                         4

         M. In the last sentence of the definition of "Voting Rights", the phrase "The Owner shall be entitled to 1% of all the Voting Rights in respect of the Excess Spread," shall instead read "The Holders of the Class A-11 Certificates shall be entitled to 1% of all of the Voting Rights."

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-10 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-11 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-11 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the phrase "other than the Class A-10 Certificates" shall be replaced with the phrase "other than the Class A-10 Certificates and Class A-11 Certificates".

         Additional Amendments:

         Q. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         R. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.



NY1-192848.1
                                                         5

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192848.1
                                                         6

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.
[Seal]


                                               By:/s/ Diane S. Wold
                                               Name:  Diane S. Wold
                                               Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                               RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                               By:/s/ Randy Van Zee
                                               Name:  Randy Van Zee
                                               Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                               BANKERS TRUST COMPANY, as
                                               Trustee

[Seal]


                                               By:/s/ Vada Haight
                                               Name:  Vada Haight
                                               Title: Assistant Vice
President



NY1-192848.1
                                                         7

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192848.1
                                                         8

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-192848.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Carlene S. Bailey
                                                              Notary Public

[Notarial Seal]


NY1-192848.1

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Aracely S. Alanis
                                                           Notary Public

[Notarial Seal]


NY1-192848.1

                                                     EXHIBIT A

                                          FORM OF CLASS A-11 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 29, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 325% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,112 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.39% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $18 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192848.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-11 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
November 1, 1995
                                             Notional Amount as of the Cut-off
                                             Date: $448,349,608.77

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ___________
December 26, 2025


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1995-S17

         evidencing a percentage interest in the distributions allocable to the Class A-11 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any


NY1-192848.1
                                                         2
certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-11 Certificates on such Distribution Date. The Notional Amount of the Class A-11 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-11 Certificates have no Certificate Principal Balance.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer


NY1-192848.1
                                                         3
or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the


NY1-192848.1
                                                         4
amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on


NY1-192848.1
                                                         5
behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192848.1
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                         By:______________________________
                                                       Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-11 Certificates referred to in the within-mentioned Agreement.

                                                         BANKERS TRUST COMPANY
                                                  as Certificate Registrar


                                          By:______________________________
                                                        Authorized Signatory


NY1-192848.1
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                          Signature by or on behalf of assignor




                                                        Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of November 1, 1995

                                          to provide for the issuance of
                                              Class A-8 Certificates



NY1-192271.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1995-S18





NY1-192271.2
                                                         2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S18; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-8 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-8 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".



NY1-192271.2

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-8 containing the following information:

         Designation:  Class A-8
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  November 25, 2010.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-7
         Certificates and Class A-8 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-8 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-8
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-8 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-8 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.


NY1-192271.2
                                                         2

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class A-8 Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-8   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-7 and Class A-8 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-8 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-8 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-8 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall


NY1-192271.2
                                                         3
instead refer to "Accrued Certificate Interest on the Class A-8
Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-8
Certificates".

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-7 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-8 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-8 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the phrase "other than the Class A-8 Certificates" shall be replaced with the phrase "other than the Class A-7 Certificates and Class A-8 Certificates".

         Article X:

         Q. The following phrase shall be added to Section 10.01(k) immediately following the phrase ", the 'latest possible maturity date' by which": "the amount of interest payable on the Class A-8
Certificates and".



NY1-192271.2
                                                         4

         Additional Amendments:

         R. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192271.2
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.
[Seal]


                                              By:/s/ Diane S. Wold
                                              Name:  Diane S. Wold
                                              Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                              RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                              By:/s/ Randy Van Zee
                                              Name:  Randy Van Zee
                                                           Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                              THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee

[Seal]


                                              By:/s/ Faye Wright
                                              Name:  Faye Wright
                                              Title: Vice President


NY1-192271.2
                                                         6

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-192271.2
                                                         7

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]




NY1-192271.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  /s/ Carlene S. Bailey
                                                     Notary Public

[Notarial Seal]


NY1-192271.2

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Darla R. Coulson
                                                       Notary Public

[Notarial Seal]


NY1-192271.2

                                                     EXHIBIT A

                                           FORM OF CLASS A-8 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 29, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $993 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.29% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $18 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192271.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-8 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
November 1, 1995
                                                Aggregate Notional Amount of the
                                                         Class A-8 Certificates:
                                                         $140,600,865.75
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ____________
November 25, 2010


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1995-S18

         evidencing a percentage interest in the distributions allocable to the Class A-8 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-192271.2
                                                         2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-8 Certificates on such Distribution Date. The Notional Amount of the Class A-8 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-8 Certificates have no Certificate Principal Balance.



NY1-192271.2
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192271.2
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192271.2
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192271.2
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                              By:______________________________
                                                            Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-8 Certificates referred to in the within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Certificate Registrar


                                          By:______________________________
                                                        Authorized Signatory


NY1-192271.2
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                          Signature by or on behalf of assignor




                                                          Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of December 1, 1995

                                          to provide for the issuance of
                                              Class A-2 Certificates



NY1-192578.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1995-S19



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S19; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-2 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192578.2

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-2 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-2 containing the following information:

         Designation:  Class A-2
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  December 25, 2010.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Distribution Date, as to any Class A Certificate":
         "(other than the Class A-2 Certificates"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-2 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-2
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-2 Certificates have no Certificate Principal Balance."



NY1-192578.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-2 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class A-2 Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-2   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to the Class A Certificates": "(other than the Class A-2
         Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-2 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-192578.2

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-2 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-2 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-2 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-2
Certificates".

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
         Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-2 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-2 and Class R Certificates."

         P. In the first paragraph of Section 5.01(b) the phrase "other than the Class A-2 Certificates" shall be added immediately following the phrase "The Class A Certificates".



NY1-192578.2

         Article X:

         Q. The following phrase shall be added to Section 10.01(k) immediately following the phrase ", the 'latest possible maturity date' by which": "the amount of interest payable on the Class A-2
Certificates and".

         Additional Amendments:

         R. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         S. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192578.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.
[Seal]


                                              By:/s/ Diane S. Wold
                                              Name:  Diane S. Wold
                                              Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                              RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                              By:/s/ Randy Van Zee
                                              Name:  Randy Van Zee
                                                           Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                              THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee

[Seal]


                                              By:/s/ Faye Wright
                                              Name:  Faye Wright
                                              Title: Vice President


NY1-192578.2

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-192578.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]




NY1-192578.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Carlene S. Bailey
                                                        Notary Public

[Notarial Seal]


NY1-192578.2

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Darla R. Coulson
                                                          Notary Public

[Notarial Seal]


NY1-192578.2

                                                     EXHIBIT A

                                           FORM OF CLASS A-2 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 29, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,054 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.01% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $19 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192578.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-2 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
December 1, 1995
                                            Aggregate Notional Amount of the
                                            Class A-2 Certificates:
                                            $119,123,708.38
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ____________
December 25, 2010


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1995-S19

         evidencing a percentage interest in the distributions allocable to the Class A-2 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-192578.2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Distribution Date. The Notional Amount of the Class A-2 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-2 Certificates have no Certificate Principal Balance.



NY1-192578.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192578.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192578.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192578.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                            By:______________________________
                                                          Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                           THE FIRST NATIONAL BANK OF
                                           CHICAGO, as Certificate Registrar


                                           By:______________________________
                                                         Authorized Signatory


NY1-192578.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                         Signature by or on behalf of assignor




                                                           Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of December 1, 1995

                                          to provide for the issuance of
                                              Class A-8 Certificates



NY1-191861.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1995-S21



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1995-S21; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-8 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-191861.2
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-8 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-8 containing the following information:

         Designation:  Class A-8
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  December 25, 2025.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5
         Certificates, Class A-7 Certificates and Class A-8
         Certificates)"; and

                  (ii) the following sentence shall be included as the third sentence such definition: "With respect to each Distribution Date, as to the Class A-8 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Class A Certificate: "(other than the Class A-8
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence in such definition: "The Class A-8 Certificates have no Certificate Principal Balance."



NY1-191861.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": , and the Class
A-8 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1.

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-8 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5, Class A-7 and Class A-8 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-8 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-8 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-8 Certificate.



NY1-191861.2

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-8 Certificates".

         L.       The definition of "REMIC II" shall include the Class A-8
Certificates.

         M. The definition of "REMIC II Certificates" shall include the Class A-8 Certificates.

         N. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-8 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         O. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-8
Certificates".

         Article II:

         P. Each sentence in Section 2.06 shall include a reference to the "Class A-8 Certificateholder". Section 2.07 shall include a reference to a "Class A-8 Certificate"

         Article IV:

         Q. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-7 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from


NY1-191861.2
         any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         R. The reference in Section 4.08(d) to the "Excess Spread" shall instead refer to the "Class A-8 Certificates" and Section 4.08(e) shall include a reference to a "Class A-8 Certificate".

         Article V:

         S. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-8 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-8 and Class R Certificates."

         T. In first paragraph of Section 5.01(b) the phrase "other than the Class A-5 Certificates and Class A-7 Certificates" shall be replaced with the phrase "other than the Class A-5 Certificates, Class A-7 Certificates and Class A-8 Certificates".

         Additional Amendments:

         U. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         V. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191861.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.
[Seal]


                                                By:/s/ Diane S. Wold
                                                Name:  Diane S. Wold
                                                Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                                RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                                By:/s/ Randy Van Zee
                                                Name:  Randy Van Zee
                                                Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                                BANKERS TRUST COMPANY, as
                                                Trustee

[Seal]


                                                By:/s/ Vada Haight
                                                Name:  Vada Haight


NY1-191861.2

                                                Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-191861.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                           /s/ Carlene S. Bailey
                                                                Notary Public

[Notarial Seal]


NY1-191861.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-191861.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Aracely S. Alanis
                                                          Notary Public

[Notarial Seal]


NY1-191861.2

                                                     EXHIBIT A

                                           FORM OF CLASS A-8 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 28, 1995.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,328 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.21% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $18 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191861.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-8 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
December 1, 1995
                                          Aggregate Notional Amount of the
                                          Class A-8 Certificates:
                                          $298,304,120.60

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP _________
December 25, 2025


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S21

         evidencing a percentage interest in the distributions allocable to the Class A-8 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-191861.2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-8 Certificates on such Distribution Date. The Notional Amount of the Class A-8 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-8 Certificates have no Certificate Principal Balance.



NY1-191861.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191861.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191861.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191861.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                                         By:
                                                           Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-8 Certificates referred to in the within-mentioned Agreement.

                                                         BANKERS TRUST COMPANY,
                                                       as Certificate Registrar


                                                         By:
                                                         Authorized Signatory


NY1-191861.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                         Signature by or on behalf of assignor




                                                         Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                            Dated as of January 1, 1996

                                          to provide for the issuance of
                                              Class A-14 Certificates




NY1-192796.2

                                        Mortgage Pass-Through Certificates



                                                  Series 1996-S1



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of January 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S1; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-14 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192796.2
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-14 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-14 containing the following information:

         Designation:  Class A-14
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  January 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6
         Certificates, Class A-13 Certificates and Class A-14
         Certificates)"; and

                  (ii) the following sentence shall be included as the third sentence such definition: "With respect to each Distribution Date, as to the Class A-14 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Class A Certificate": "(other than the Class A-14 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence in such definition: "The Class A-14 Certificates have no Certificate Principal Balance."



NY1-192796.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": , and the Class
A-14 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1.

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-14 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6, Class A-13 and Class A-14 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-14 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-14 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-14 Certificate.



NY1-192796.2

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-14 Certificates".

         L. In the definition of "REMIC II", the reference "Owner of the Excess Spread" shall instead refer to "Class A-14
Certificates".

         M. The definition of "REMIC II Certificates" shall include the Class A-14 Certificates.

         N. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-14 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         O. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-14
Certificates".

         Article II:

         P. References in Section 2.06 to the "Owner of the Excess Spread" shall instead refer to the "Class A-14 Certificateholder" and the reference to "Excess Spread" shall instead refer to the "Class A-14 Certificates". The reference in
Section 2.07 to the "ownership interest in the Excess Spread" shall instead refer to the "Class A-14 Certificate".

         Article IV:

         Q. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-13 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest


NY1-192796.2
         payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
         Section 4.02(a);

         R. References in Section 4.08 to the "Owner of the Excess Spread" shall instead refer to the "Class A-14 Certificateholders" and the reference to the "Excess Spread" shall instead refer to the "Class A-14 Certificates".

         Article V:

         S. In the second sentence of the first paragraph of Section 5.01 the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-14 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01 the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-14 and Class R Certificates."

         T. In first paragraph of Section 5.01(b) the phrase "other than the Class A-6 Certificates and Class A-13 Certificates" shall be replaced with the phrase "other than the Class A-6 Certificates, Class A-13 Certificates and Class A-14 Certificates".

         Additional Amendments:

         U. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         V. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


NY1-192796.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES I, INC.
[Seal]


                                             By:/s/ Diane S. Wold
                                             Name:  Diane S. Wold
                                             Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                             RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                             By:/s/ Randy Van Zee
                                             Name:  Randy Van Zee
                                             Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                             BANKERS TRUST COMPANY, as
                                             Trustee

[Seal]


                                             By:/s/ Vada Haight
                                             Name:  Vada Haight


NY1-192796.2

                                             Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192796.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                           /s/ Carlene S. Bailey
                                                              Notary Public

[Notarial Seal]


NY1-192796.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Carlene S. Bailey
                                                          Notary Public

[Notarial Seal]


NY1-192796.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Aracely S. Alanis
                                                        Notary Public

[Notarial Seal]


NY1-192796.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-14 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JANUARY 30, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,722 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 14.95% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $23 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192796.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-14 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
January 1, 1996
                                           Aggregate Notional Amount of the
                                           Class A-14 Certificates:
                                           $530,728,720.00

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ___________
January 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S1

         evidencing a percentage interest in the distributions allocable to the Class A-14 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-192796.2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-14 Certificates on such Distribution Date. The Notional Amount of the Class A-14 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-14 Certificates have no Certificate Principal Balance.



NY1-192796.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192796.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192796.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192796.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                                         By:
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-14 Certificates referred to in the within-mentioned Agreement.

                                                         BANKERS TRUST COMPANY,
                                                 as Certificate Registrar


                                                         By:
                                                         Authorized Signatory


NY1-192796.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                         Signature by or on behalf of assignor




                                                        Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                            Dated as of January 1, 1996

                                          to provide for the issuance of
                                              Class A-5 Certificates


NY1-191683.1

                                                    6863-250-MM6-03/05/97

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S2



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of January 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S2; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-5 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:



NY1-191683.1
                                                         1

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-5 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-5 containing the following information:

         Designation:  Class A-5
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  January 25, 2011.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4
         Certificates and Class A-5 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-5 Certificates, one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-5
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-5 Certificates have no Certificate Principal Balance."



NY1-191683.1

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-5 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-5
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-5   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4 and Class A-5 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-5 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-191683.1

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-5 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-5 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-5 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-5
Certificates".

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-5 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-5 and Class R Certificates."



NY1-191683.1

         Additional Amendments:

         P. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         Q. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191683.1

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.
[Seal]


                                            By:/s/ Diane S. Wold
                                            Name:  Diane S. Wold
                                            Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                            RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                            By:/s/ Randy Van Zee
                                            Name:  Randy Van Zee
                                                         Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, as Trustee

[Seal]


                                            By:/s/ Faye Wright
                                            Name:  Faye Wright
                                            Title: Vice President


NY1-191683.1

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-191683.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]




NY1-191683.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]


NY1-191683.1

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Darla R. Coulson
                                                        Notary Public

[Notarial Seal]


NY1-191683.1

                                                     EXHIBIT A

                                           FORM OF CLASS A-5 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JANUARY 30, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,243 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.47% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $20 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191683.1

Certificate No. ____                          Variable Pass-Through Rate based
                                              on a Notional Amount
Class A-5 Senior

Date of Pooling and Servicing
Agreement:                                    Percentage Interest: 100%
January 1, 1996
                                            Notional Amount as of the Cut-Off
                                            Date: $109,132,227.16

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                            CUSIP ___________
January 25, 2011


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S2

         evidencing a percentage interest in the distributions allocable to the Class A-5 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-191683.1

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-5 Certificates on such Distribution Date. The Notional Amount of the Class A-5 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-5 Certificates have no Certificate Principal Balance.



NY1-191683.1

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191683.1
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191683.1

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191683.1

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee


                                              By:______________________________
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Certificate Registrar


                                              By:______________________________
                                                         Authorized Signatory


NY1-191683.1

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                       Signature by or on behalf of assignor



                                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                            Dated as of January 1, 1996

                                          to provide for the issuance of
                                              Class A-10 Certificates



NY1-191683.1

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S3





NY1-191683.1

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of May 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S3; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to make provisions with respect to matters or questions arising under the Agreement which shall not be materially inconsistent with the provisions of the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholders;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-10 and such amendment is not materially inconsistent with the provisions of the Agreement, does not adversely affect in any material respect the interests of any Certificateholder and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-10 Certificates"


NY1-191683.1
                                                         1
as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-10 containing the following information:

         Designation:  Class A-10
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  January 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "as to any Class A Certificate": "(other than the Class A-9 Certificates and Class A-10 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-10 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-10 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-10 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-10 Certificates, executed by the Trustee and authenticated by the


NY1-191683.1
                                                         2

Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-10
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-10   Certificates,   the  aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to the Class A Certificates": "(other than the Class A-9 and Class A-10 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-10 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-10 or Class R Certificate)"; and



NY1-191683.1
                                                         3

                  (ii) the second sentence shall also refer to a Class A-10 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-10 Certificates".

         M. In the last sentence of the definition of "Voting Rights", the phrase "The Owner shall be entitled to 1% of all the Voting Rights in respect of the Excess Spread," shall instead read "The Holders of the Class A-10 Certificates shall be entitled to 1% of all of the Voting Rights."

         Article IV:

         N. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-9 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-10 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-10 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the following parenthetical shall be added to the first sentence immediately following the phrase "The Class A Certificates": ("other than the Class A-10 Certificates".)



NY1-191683.1
                                                         4

         Additional Amendments:

         Q. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         R. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191683.1
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.
[Seal]


                                         By:/s/ Diane S. Wold
                                         Name:  Diane S. Wold
                                         Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                         RESIDENTIAL FUNDING CORPORATION

[Seal]


                                         By:/s/ Randy Van Zee
                                         Name:  Randy Van Zee
                                         Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                         BANKERS TRUST COMPANY, as Trustee

[Seal]


                                         By:/s/ Vada Haight
                                         Name:  Vada Haight
                                         Title: Assistant Vice President

Attest:/s/ David Co


NY1-191683.1
                                                         6

Name:  David Co
Title: Assistant Secretary




NY1-191683.1
                                                         7

STATE OF MINNESOTA  )
                                                     ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Carlene S. Bailey
                                                      Notary Public

[Notarial Seal]


NY1-191683.1

STATE OF MINNESOTA  )
                                                     ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/ Carlene S. Bailey
                                                  Notary Public

[Notarial Seal]


NY1-191683.1

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Aracely S. Alanis
                                                         Notary Public

[Notarial Seal]


NY1-191683.1

                                                     EXHIBIT A

                                          FORM OF CLASS A-10 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JANUARY 30, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,868 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.23% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $24 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191683.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-10 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
January 1, 1996
                                           Notional Amount as of the Cut-off
                                           Date: $355,544,080.30

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ______________
January 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S3

         evidencing a percentage interest in the distributions allocable to the Class A-10 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-191683.1
                                                         2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-10 Certificates on such Distribution Date. The Notional Amount of the Class A-10 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-10 Certificates have no Certificate Principal Balance.



NY1-191683.1
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191683.1
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191683.1
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191683.1
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                           By:______________________________
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-10 Certificates referred to in the within-mentioned Agreement.

                                             BANKERS TRUST COMPANY
                                              as Certificate Registrar


                                            By:______________________________
                                                          Authorized Signatory


NY1-191683.1
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                        Signature by or on behalf of assignor




                                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of February 1, 1996

                                          to provide for the issuance of
                                              Class A-15 Certificates



NY1-192213.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S4





NY1-192213.2
                                                         2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S4; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-15 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-15 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".



NY1-192213.2

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-15 containing the following information:

         Designation:  Class A-15
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  February 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-14
         Certificates and Class A-15 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-15 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-15 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-15 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-15 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.


NY1-192213.2
                                                         2

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class
A-15 Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-15   Certificates,   the  aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-14 and Class A-15 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-15 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-15 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-15 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall


NY1-192213.2
                                                         3
instead refer to "Accrued Certificate Interest on the Class A-15
Certificates".

         M. The definition of "Senior Certificates" shall include a reference to the Class A-15 Certificates.

         N. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-15
Certificates".

         Article IV:

         O. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-14 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         P. The third parenthetical in Section 4.02(c) shall include a reference to the Class A-15 Certificates.

         Article V:

         Q. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-15 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-15 and Class R Certificates."

         R. In first paragraph of Section 5.01(b) the phrase "other than the Class A-14 Certificates" shall be replaced with the phrase "other than the Class A-14 Certificates and Class A-15 Certificates".



NY1-192213.2
                                                         4

         Article X:

         S. The following phrase shall be added to Section 10.01(k) immediately following the phrase ", the 'latest possible maturity date' by which": "the amount of interest payable on the Class A-15 Certificates and".

         Additional Amendments:

         T. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         U. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192213.2
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.
[Seal]


                                                By:/s/ Diane S. Wold
                                                Name:  Diane S. Wold
                                                Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                                RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                                By:/s/ Randy Van Zee
                                                Name:  Randy Van Zee
                                                Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                                BANKERS TRUST COMPANY, as
                                                Trustee

[Seal]


                                                By:/s/ Vada Haight
                                                Name:  Vada Haight


NY1-192213.2

                                                Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192213.2
                                                         7

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          /s/ Carlene S. Bailey
                                                             Notary Public

[Notarial Seal]


NY1-192213.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Carlene S. Bailey
                                                         Notary Public

[Notarial Seal]


NY1-192213.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be a Assistant Vice President of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Aracely S. Alanis
                                                         Notary Public

[Notarial Seal]


NY1-192213.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-15 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 28, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,504 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.29% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $21 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192213.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-15 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
February 1, 1996
                                            Aggregate Notional Amount of the
                                            Class A-15 Certificates:
                                            $569,896,239.13
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ____________
February 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S4

         evidencing a percentage interest in the distributions allocable to the Class A-15 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-192213.2
                                                         2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-15 Certificates on such Distribution Date. The Notional Amount of the Class A-15 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-15 Certificates have no Certificate Principal Balance.



NY1-192213.2
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192213.2
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192213.2
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192213.2
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                          By:______________________________
                                                        Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-15 Certificates referred to in the within-mentioned Agreement.

                                                     BANKERS TRUST COMPANY
                                                      as Certificate Registrar


                                          By:______________________________
                                                        Authorized Signatory


NY1-192213.2
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                          Signature by or on behalf of assignor




                                                          Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                           Dated as of February 1, 1996

                                          to provide for the issuance of
                                              Class A-5 Certificates



NY1-191684.1

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S5



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S5; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-5 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-191684.1
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-5 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-5 containing the following information:

         Designation:  Class A-5
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  February 25, 2011.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4
         Certificates and Class A-5 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-5 Certificates, one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-5
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-5 Certificates have no Certificate Principal Balance."



NY1-191684.1

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-5 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-5
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-5   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4 and Class A-5 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-5 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-191684.1

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-5 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-5 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-5 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-5
Certificates".

         Article IV:

         N. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-5 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-5 and Class R Certificates."



NY1-191684.1

         Additional Amendments:

         P. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         Q. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191684.1

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.
[Seal]


                                            By:/s/ Diane S. Wold
                                            Name:  Diane S. Wold
                                            Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                            RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                            By:/s/ Randy Van Zee
                                            Name:  Randy Van Zee
                                                         Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, as Trustee

[Seal]


                                            By:/s/ Faye Wright
                                            Name:  Faye Wright
                                            Title: Vice President


NY1-191684.1

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-191684.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Carlene S. Bailey
                                                           Notary Public

[Notarial Seal]




NY1-191684.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-191684.1

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Darla R. Coulson
                                                       Notary Public

[Notarial Seal]


NY1-191684.1

                                                     EXHIBIT A

                                           FORM OF CLASS A-5 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,177 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.24% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $19 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191684.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-5 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
February 1, 1996
                                           Notional Amount as of the Cut-Off
                                           Date: $119,444,684.72

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP _________
May 25, 2011


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S5

         evidencing a percentage interest in the distributions allocable to the Class A-5 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-191684.1

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-5 Certificates on such Distribution Date. The Notional Amount of the Class A-5 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-5 Certificates have no Certificate Principal Balance.



NY1-191684.1

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191684.1
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191684.1

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191684.1

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                             By:______________________________
                                                           Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.

                                         THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Certificate Registrar


                                         By:______________________________
                                                       Authorized Signatory


NY1-191684.1

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                        Signature by or on behalf of assignor




                                                          Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of March 1, 1996

                                          to provide for the issuance of
                                              Class A-14 Certificates




NY1-192784.2

                                        Mortgage Pass-Through Certificates



                                                  Series 1996-S6



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S6; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-14 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192784.2
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-14 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-14 containing the following information:

         Designation:  Class A-14
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  March 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-8
         Certificates, Class A-9 Certificates and Class A-14
         Certificates)"; and

                  (ii) the following sentence shall be included as the third sentence such definition: "With respect to each Distribution Date, as to the Class A-14 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Class A Certificate": "(other than the Class A-14 Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence in such definition: "The Class A-14 Certificates have no Certificate Principal Balance."



NY1-192784.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": , and the Class
A-14 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1.

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-14 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-8 and Class A-14 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-14 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-14 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-14 Certificate.



NY1-192784.2

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-14 Certificates".

         L. In the definition of "REMIC II", the reference "Owner of the Excess Spread" shall instead refer to "Class A-14
Certificates".

         M. The definition of "REMIC II Certificates" shall include the Class A-14 Certificates.

         N. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-14 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         O. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-14
Certificates".

         Article II:

         P. References in Section 2.06 to the "Owner of the Excess Spread" shall instead refer to the "Class A-14 Certificateholder" and the reference to "Excess Spread" shall instead refer to the "Class A-14 Certificates". The reference in
Section 2.07 to the "ownership interest in the Excess Spread" shall instead refer to the "Class A-14 Certificate".

         Article IV:

         Q. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-8 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest


NY1-192784.2
         payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
         Section 4.02(a);

         R. References in Section 4.08 to the "Owner of the Excess Spread" shall instead refer to the "Class A-14 Certificateholders" and the reference to the "Excess Spread" shall instead refer to the "Class A-14 Certificates".

         Article V:

         S. In the second sentence of the first paragraph of Section 5.01 the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-14 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01 the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-14 and Class R Certificates."

         T. In first paragraph of Section 5.01(b) the phrase "other than the Class A-9 Certificates" shall be replaced with the phrase "other than the Class A-9 Certificates and Class A-14 Certificates".

         Additional Amendments:

         U. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         V. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


NY1-192784.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.
[Seal]


                                                By:/s/ Diane S. Wold
                                                Name:  Diane S. Wold
                                                Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                                RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                                By:/s/ Randy Van Zee
                                                Name:  Randy Van Zee
                                                             Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Trustee

[Seal]


                                                By:/s/ Faye Wright
                                                Name:  Faye Wright
                                                Title: Vice President


NY1-192784.2

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-192784.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]




NY1-192784.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]


NY1-192784.2

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/ Darla R. Coulson
                                                            Notary Public

[Notarial Seal]


NY1-192784.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-14 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 28, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,871 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.52% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $26 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192784.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-14 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
March 1, 1996
                                           Aggregate Notional Amount of the
                                           Class A-14 Certificates:
                                           $424,466,573.98

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ___________
March 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S6

         evidencing a percentage interest in the distributions allocable to the Class A-14 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-192784.2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-14 Certificates on such Distribution Date. The Notional Amount of the Class A-14 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-14 Certificates have no Certificate Principal Balance.


NY1-192784.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192784.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192784.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192784.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO,
                                                          as Trustee


                                                         By:
                                                          Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-14 Certificates referred to in the within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO,
                                           as Certificate Registrar


                                          By:
                                                        Authorized Signatory


NY1-192784.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                     Signature by or on behalf of assignor




                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of March 1, 1996

                                          to provide for the issuance of
                                              Class A-14 Certificates




NY1-191657.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S7






NY1-191657.2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S7; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-14 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-14 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".



NY1-191657.2

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-14 containing the following information:

         Designation:  Class A-14
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  March 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6
         Certificates, Class A-13 Certificates and Class A-14
         Certificates)"; and

                  (ii) the following sentence shall be included as the third sentence in such definition: "With respect to each Distribution Date, as to the Class A-14 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Class A Certificate": "(other than the Class A-14 Certificates)"; and

                  (ii) the following sentence shall added as the last sentence in such definition: "The Class A-14 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": , and the Class
A-14 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1.



NY1-191657.2
                                                         2

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-14 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6, Class A-13 and Class A-14 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-14 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-14 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-14 Certificate.

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-14 Certificates".



NY1-191657.2
                                                         3

         L. The definition of "REMIC II" shall include the Class A-14 Certificates.

         M. The definition of "REMIC II Certificates" shall include the Class A-14 Certificates.

         N. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-14 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         O. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-14
Certificates".

         Article II:

         P. Each sentence in Section 2.06 shall also refer to the Class A-14 Certificateholder. Section 2.07 shall include a reference to a Class A-14 Certificate.

         Article IV:

         Q. The reference in Section 4.02(a) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-13 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");



NY1-191657.2
                                                         4

         R. The reference in Section 4.08(d) to the "Excess Spread" shall instead refer to the "Class A-14 Certificates" and Section 4.08(e) shall include a reference to a Class A-14 Certificate.

         Article V:

         S. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class A-10 and Class R Certificates" shall be replaced with the phrase "other than the Class A-10, Class A-14 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class A-10 and Class R Certificates" shall be replaced with the phrase "The Class A-10, Class A-14 and Class R Certificates."

         T. In first paragraph of Section 5.01(b) the phrase "other than the Class A-6 Certificates and Class A-13 Certificates" shall be replaced with the phrase "other than the Class A-6 Certificates, Class A-13 Certificates and Class A-14 Certificates."

         Additional Amendments:

         U. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         V. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


NY1-191657.2
                                                         5

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES I, INC.
[Seal]


                                             By:/s/ Diane S. Wold
                                             Name:  Diane S. Wold
                                             Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                             RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                             By:/s/ Randy Van Zee
                                             Name:  Randy Van Zee
                                             Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                             BANKERS TRUST COMPANY, as
                                             Trustee

[Seal]


                                             By:/s/ Vada Haight
                                             Name:  Vada Haight


NY1-191657.2

                                             Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-191657.2
                                                         7

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Carlene S. Bailey
                                                     Notary Public

[Notarial Seal]


NY1-191657.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Carlene S. Bailey
                                                        Notary Public

[Notarial Seal]


NY1-191657.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Aracely S. Alanis
                                                         Notary Public

[Notarial Seal]


NY1-191657.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-14 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 28, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 260% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,757 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.18% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $24 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191657.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-14 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
March 1, 1996
                                         Aggregate Notional Amount of the
                                         Class A-14 Certificates:
                                         $557,958,461.27
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP _____________
March 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S7

         evidencing a percentage interest in the distributions allocable to the Class A-14 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-191657.2
                                                         2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-14 Certificates on such Distribution Date. The Notional Amount of the Class A-14 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-14 Certificates have no Certificate Principal Balance.



NY1-191657.2
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191657.2
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191657.2
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191657.2
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                                         By:
                                                           Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-14 Certificates referred to in the within-mentioned Agreement.

                                          BANKERS TRUST COMPANY,
                                           as Certificate Registrar


                                          By:
                                                        Authorized Signatory


NY1-191657.2
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                            Signature by or on behalf of assignor




                                                     Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of March 1, 1996

                                          to provide for the issuance of
                                              Class A-6 Certificates



NY1-192151.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S8



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S8; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-6 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192151.2

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-6 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-6 containing the following information:

         Designation:  Class A-6
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  March 25, 2011.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5
         Certificates and Class A-6 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-6 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-6
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-6 Certificates have no Certificate Principal Balance."



NY1-192151.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-6 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class A-6 Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-6   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-5 and Class A-6 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-6 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-192151.2

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-6 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-6 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-6 Certificates".

         M. The definition of "Senior Certificates" shall include a reference to the Class A-6 Certificates.

         N. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-6
Certificates".

         Article IV:

         O. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-5 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         P. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-6 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-6 and Class R Certificates."



NY1-192151.2

         Q. In first paragraph of Section 5.01(b) the phrase "other than the Class A-5 Certificates" shall be replaced with the phrase "other than the Class A-5 Certificates and Class A-6 Certificates".

         Article X:

         R. The following phrase shall be added to Section 10.01(k) immediately following the phrase ", the 'latest possible maturity date' by which": "the amount of interest payable on the Class A-6
Certificates and".

         Additional Amendments:

         S. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         T. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192151.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.
[Seal]


                                            By:/s/ Diane S. Wold
                                            Name:  Diane S. Wold
                                            Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                            RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                            By:/s/ Randy Van Zee
                                            Name:  Randy Van Zee
                                                         Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, as Trustee

[Seal]


                                            By:/s/ Faye Wright
                                            Name:  Faye Wright
                                            Title: Vice President


NY1-192151.2

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-192151.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Carlene S. Bailey
                                                         Notary Public

[Notarial Seal]




NY1-192151.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Carlene S. Bailey
                                                        Notary Public

[Notarial Seal]


NY1-192151.2

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Darla R. Coulson
                                                        Notary Public

[Notarial Seal]


NY1-192151.2

                                                     EXHIBIT A

                                           FORM OF CLASS A-6 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 28, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,001 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.27% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $19 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192151.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-6 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
March 1, 1996
                                            Aggregate Notional Amount of the
                                            Class A-6 Certificates:
                                            $114,016,713.34

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP __________
March 25, 2011


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S8

         evidencing a percentage interest in the distributions allocable to the Class A-6 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-192151.2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-6 Certificates on such Distribution Date. The Notional Amount of the Class A-6 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-6 Certificates have no Certificate Principal Balance.


NY1-192151.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192151.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192151.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192151.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                              By:______________________________
                                                           Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.

                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Certificate Registrar


                                       By:______________________________
                                                     Authorized Signatory


NY1-192151.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                                Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of April 1, 1996

                                          to provide for the issuance of
                                              Class A-16 Certificates




NY1-192151.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S9





NY1-192151.2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997 to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S9; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-16 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-16 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-16 containing the following information:


NY1-192151.2

         Designation:  Class A-16
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  April 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-1, Class A-2, Class A-3, Class A-12, Class A-15 and Class A-16
         Certificates)"; and

                  (ii) the following sentence shall be included as the third sentence such definition: "With respect to each Distribution Date, as to the Class A-16 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With respect to each Class A Certificate": "(other than the Class A-16 Certificates"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-16 Certificates have no Certificate Principal Balance."

         E.       The following definition shall be added:

                  "Class A Certificate": Any one of the Class A-1, Class A- 2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14 or Class A-15 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, and the Class A-16 Certificates, executed by the Trustee and authenticated by the


NY1-192151.2
                                                         2

                  Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-16 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-15 and Class A-16 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-16 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-16 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-16 Certificate.



NY1-192151.2
                                                         3

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-16 Certificates".

         L. In the definition of "REMIC II", the reference "Owner of the Excess Spread" shall instead refer to "Class A-16
Certificates".

         M. The definition of "REMIC II Certificates" shall include the Class A-16 Certificates.

         N. The parenthetical in the definition of "Super Senior Certificates" shall read "(other than the Senior Support
Certificates, the Class A-15 Certificates and the Class A-16
Certificates)".

         O. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-16 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         P. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-16
Certificates".

         Article II:

         Q. References in Section 2.06 to the "Owner of the Excess Spread" shall instead refer to the "Class A-16 Certificateholder" and the reference to "Excess Spread" shall instead refer to the "Class A-16 Certificates". The reference in
Section 2.07 to the "ownership interest in the Excess Spread" shall instead refer to the "Class A-16 Certificate".

         Article IV:



NY1-192151.2
                                                         4

         R. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-15 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         S. The third parenthetical in Section 4.02(c) shall include a reference to the Class A-16 Certificates and the reference in Section 4.02(e) to the "owner of the Excess Spread" shall instead refer to the "Class A-16 Certificateholder".

         T. References in Section 4.08 to the "Owner of the Excess Spread" shall instead refer to the "Class A-16 Certificateholders" and the reference to the "Excess Spread" shall instead refer to the "Class A-16 Certificates".

         Article V:

         U. In the second sentence of the first paragraph of Section 5.01 the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-16 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-16 and Class R Certificates."

         V. In first paragraph of Section 5.01(b) the phrase "other than the Class A-1 Certificates and Class A-15 Certificates" shall be replaced with the phrase "other than the Class A-1 Certificates, Class A-15 Certificates and Class A-16 Certificates".

         Additional Amendments:

         W. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.



NY1-192151.2
                                                         5

         X. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192151.2
                                                         6

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                           RESIDENTIAL FUNDING MORTGAGE
                                           SECURITIES I, INC.
[Seal]


                                           By:/s/ Diane S. Wold
                                           Name:  Diane S. Wold
                                           Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                           RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                           By:/s/ Randy Van Zee
                                           Name:  Randy Van Zee
                                           Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                           BANKERS TRUST COMPANY, as
                                           Trustee

[Seal]


                                           By:/s/ Vada Haight
                                           Name:  Vada Haight


NY1-192151.2

                                           Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192151.2
                                                         8

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          /s/ Carlene S. Bailey
                                                             Notary Public

[Notarial Seal]


NY1-192151.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    /s/ Carlene S. Bailey
                                                       Notary Public

[Notarial Seal]


NY1-192151.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Aracely S. Alanis
                                                         Notary Public

[Notarial Seal]


NY1-192151.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-16 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 270% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,063 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.26% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $14 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192151.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-16 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
April 1, 1996
                                           Aggregate Notional Amount of the
                                           Class A-16 Certificates:
                                           $585,919,116.54

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP __________
April 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S9

         evidencing a percentage interest in the distributions allocable to the Class A-16 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-192151.2
                                                         2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-16 Certificates on such Distribution Date. The Notional Amount of the Class A-16 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-16 Certificates have no Certificate Principal Balance.



NY1-192151.2
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192151.2
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192151.2
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192151.2
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                                         By:
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-16 Certificates referred to in the within-mentioned Agreement.

                                       BANKERS TRUST COMPANY,
                                        as Certificate Registrar


                                       By:
                                                     Authorized Signatory


NY1-192151.2
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                              Signature by or on behalf of assignor




                                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

NY1-192151.2
                                                         9

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                              Dated as of May 1, 1996

                                          to provide for the issuance of
                                              Class A-9 Certificates



NY1-192483.1

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S10



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of May 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S10; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-9 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192483.1
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-9 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-9 containing the following information:

         Designation:  Class A-9
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  May 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-8
         Certificates and Class A-9 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-9 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-9
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-9 Certificates have no Certificate Principal Balance."



NY1-192483.1

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ", and the Class A-9 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to "Class A-9
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-9   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-8 and Class A-9 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-9 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-192483.1

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-9 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-9 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-9 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-9
Certificates".

         Article IV:

         N. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-8 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-9 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-9 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the phrase "other than the Class A-6 Certificates" shall be replaced with the phrase "other than the Class A-8 Certificates and Class A-9 Certificates".



NY1-192483.1

         Q. The reference in Section 10.01(k) to "Excess Spread" shall instead refer to "the Class A-9 Certificates".

         Additional Amendments:

         R. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         S. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192483.1

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.
[Seal]


                                            By:/s/ Diane S. Wold
                                            Name:  Diane S. Wold
                                            Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                            RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                            By:/s/ Randy Van Zee
                                            Name:  Randy Van Zee
                                            Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                            BANKERS TRUST COMPANY, as
                                            Trustee

[Seal]


                                            By:/s/ Vada Haight
                                            Name:  Vada Haight


NY1-192483.1

                                            Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-192483.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        /s/ Carlene S. Bailey
                                                           Notary Public

[Notarial Seal]


NY1-192483.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-192483.1

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Aracely S. Alanis
                                                           Notary Public

[Notarial Seal]


NY1-192483.1

                                                     EXHIBIT A

                                           FORM OF CLASS A-9 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 30, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $852 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 14.84% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $9 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192483.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-9 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
May 1, 1996
                                          Notional Amount as of the Cut-off
                                          Date: $536,050,225.54

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP __________
May 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S10

         evidencing a percentage interest in the distributions allocable to the Class A-9 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-192483.1

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-9 Certificates on such Distribution Date. The Notional Amount of the Class A-9 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-9 Certificates have no Certificate Principal Balance.



NY1-192483.1

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192483.1
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192483.1

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192483.1

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        BANKERS TRUST COMPANY,
                                                          as Trustee


                                           By:______________________________
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-9 Certificates referred to in the within-mentioned Agreement.

                                     BANKERS TRUST COMPANY
                                      as Certificate Registrar


                                     By:______________________________
                                                   Authorized Signatory


NY1-192483.1

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                            Signature by or on behalf of assignor




                                                     Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of April 1, 1996

                                          to provide for the issuance of
                                              Class A-3 Certificates



NY1-192340.1

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S11



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S11; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-3 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-192340.1
                                                         1

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-3 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-3 containing the following information:

         Designation:  Class A-3
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  April 25, 2011.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-3 Certificates, one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-3
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-3 Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-3 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."


NY1-192340.1

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date" the reference to "rights to the Excess Spread" shall instead refer to "Class A-3
Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-3   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-2 and Class A-3 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-3 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-3 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-3 Certificate.



NY1-192340.1

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-3 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-3
Certificates".

         Article IV:

         N. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-2 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         Article V:

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-3 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-3 and Class R Certificates."

         Additional Amendments:

         P. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         Q. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.


NY1-192340.1

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-192340.1

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES I, INC.
[Seal]


                                             By:/s/ Diane S. Wold
                                             Name:  Diane S. Wold
                                             Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                             RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                             By:/s/ Randy Van Zee
                                             Name:  Randy Van Zee
                                                          Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO, as Trustee

[Seal]


                                             By:/s/ Faye Wright
                                             Name:  Faye Wright
                                             Title: Vice President


NY1-192340.1

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-192340.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                           /s/ Carlene S. Bailey
                                                              Notary Public

[Notarial Seal]




NY1-192340.1

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                           /s/ Carlene S. Bailey
                                                              Notary Public

[Notarial Seal]


NY1-192340.1

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        /s/ Darla R. Coulson
                                                           Notary Public

[Notarial Seal]


NY1-192340.1

                                                     EXHIBIT A

                                           FORM OF CLASS A-3 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $532 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.14% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $9 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-192340.1

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-3 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
April 1, 1996
                                            Notional Amount as of the Cut-Off
                                            Date: $115,330,005.63

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP __________
April 25, 2011


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S11

         evidencing a percentage interest in the distributions allocable to the Class A-3 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-192340.1

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-3 Certificates on such Distribution Date. The Notional Amount of the Class A-3 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-3 Certificates have no Certificate Principal Balance.



NY1-192340.1

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-192340.1
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-192340.1

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-192340.1

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee


                                          By:______________________________
                                                        Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                      THE FIRST NATIONAL BANK OF
                                      CHICAGO, as Certificate Registrar


                                      By:______________________________
                                                    Authorized Signatory


NY1-192340.1

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                           Signature by or on behalf of assignor




                                                    Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                              BANKERS TRUST COMPANY,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                              Dated as of May 1, 1996

                                          to provide for the issuance of
                                              Class A-7 Certificates



NY1-191212.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S13



         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of May 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S13; and

         WHEREAS, Section 11.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-7 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:


NY1-191212.2

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-7 Certificates" as "regular interests" in the REMIC rather than "the rights in and to the Excess Spread (as defined herein)".

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-7 containing the following information:

         Designation:  Class A-7
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  May 25, 2011.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6
         Certificates and Class A-7 Certificates)"; and

                  (ii) the following sentence shall be included as the second sentence of such definition: "With respect to each Distribution Date, as to the Class A-7 Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date."

         D.       In the definition of "Certificate Principal Balance":

                  (i) the following parenthetical shall be added to the first sentence immediately following the phrase "With Respect to each Class A Certificate": "(other than the Class A-7
         Certificates)"; and

                  (ii) the following sentence shall be added as the last sentence of such definition: "The Class A-7 Certificates have no Certificate Principal Balance."



NY1-191212.2

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": ",and the Class
A-7 Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1."

         F.       The definition of "Excess Spread" shall be deleted.

         G. In the definition of "Maturity Date", the reference to "rights to the Excess Spread" shall instead refer to the "Class A-7 Certificates".

         H.       The following definition shall be added:

                  "Notional Amount": As of any Distribution Date, with
                  respect  to  the  Class  A-7   Certificates,   the   aggregate
                  Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         I.       The definition of "Owner or Holder" shall be deleted.

         J.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-6 and Class A-7 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-7 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         K.       In the definition of "Percentage Interest":



NY1-191212.2

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-7 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-7 Certificate.

         L. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall instead refer to "Accrued Certificate Interest on the Class A-7 Certificates".

         M. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-7
Certificates".

         Article IV:

         N. The reference in Section 4.02(a)(ii) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-6 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         O. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class R Certificates" shall be replaced with the phrase "other than the Class A-7 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class R Certificates" shall be replaced with the phrase "The Class A-7 and Class R Certificates."

         P. In first paragraph of Section 5.01(b) the phrase "other than the Class A-6 Certificates" shall be replaced with the phrase "other than the Class A-6 Certificates and Class A-7 Certificates".



NY1-191212.2

         Q. The reference in Section 10.01(k) to "Excess Spread" shall instead refer to "the Class A-7 Certificates".

         Additional Amendments:

         R. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         S. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191212.2

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.
[Seal]


                                              By:/s/ Diane S. Wold
                                              Name:  Diane S. Wold
                                              Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                              RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                              By:/s/ Randy Van Zee
                                              Name:  Randy Van Zee
                                              Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                              BANKERS TRUST COMPANY, as
                                              Trustee

[Seal]


                                              By:/s/ Vada Haight
                                              Name:  Vada Haight


NY1-191212.2

                                              Title: Assistant Vice
President

Attest:/s/ David Co
Name:  David Co
Title: Assistant Secretary




NY1-191212.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                         /s/ Carlene S. Bailey
                                                            Notary Public

[Notarial Seal]


NY1-191212.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/ Carlene S. Bailey
                                                          Notary Public

[Notarial Seal]


NY1-191212.2

STATE OF CALIFORNIA )
                                     ) ss.:
COUNTY OF ORANGE )


                  On the 26th day of February, 1997 before me, a notary public in and for said State, personally appeared Vada Haight, known to me to be an Assistant Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Aracely S. Alanis
                                                             Notary Public

[Notarial Seal]


NY1-191212.2

                                                     EXHIBIT A

                                           FORM OF CLASS A-7 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 30, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 175% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $825 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.28% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $13 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191212.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-7 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
May 1, 1996
                                            Aggregate Notional Amount of the
                                            Class A-7 Certificates:
                                            $157,805,575.79
First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ____________
May 25, 2011


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S13

         evidencing a percentage interest in the distributions allocable to the Class A-7 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the


NY1-191212.2

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-7 Certificates on such Distribution Date. The Notional Amount of the Class A-7 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-7 Certificates have no Certificate Principal Balance.



NY1-191212.2

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191212.2
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191212.2

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191212.2

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                      BANKERS TRUST COMPANY,
                                        as Trustee


                                       By:______________________________
                                                     Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.

                                    BANKERS TRUST COMPANY
                                     as Certificate Registrar


                                    By:______________________________
                                                  Authorized Signatory


NY1-191212.2

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                                   Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.

NY1-191618.2

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                                      Trustee




                                                  AMENDMENT NO. 1

                                           dated as of February 1, 1997



                                                   Amending the

                                          POOLING AND SERVICING AGREEMENT

                                      among the Company, the Master Servicer
                                                  and the Trustee

                                             Dated as of June 1, 1996

                                          to provide for the issuance of
                                              Class A-23 Certificates





NY1-191618.2

                                        Mortgage Pass-Through Certificates

                                                  Series 1996-S15






NY1-191618.2

         AMENDMENT NO. 1 ("Amendment"), dated as of the 1st day of February, 1997, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of June 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S15; and

         WHEREAS, Section 12.01(a)(vi) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders to provide for the Excess Spread to be certificated and designated as a Class A Certificate;

         WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to provide for the Excess Spread to be certificated and designated as Class A-23 and the Trustee consents to such amendment;

         WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Company and the Master Servicer; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         The following sections of the Agreement are hereby amended as listed:

         Preliminary Statement:

         A. The last sentence of the first paragraph of the Preliminary Statement shall identify "the Class A-23 Certificates" as "regular interests" in REMIC II rather than "the rights in and to the Excess Spread (as defined herein)".



NY1-191618.2

         B. The table contained in the second paragraph of the Preliminary Statement shall contain a line for Class A-23 containing the following information:

         Designation:  Class A-23
         Pass-Through Rate:  Variable
         Aggregate Certificate Principal Balance:  $0.00
         Features:  Variable Rate
         Maturity Date:  June 25, 2026.

         Article I:

         C.       In the definition of "Accrued Certificate Interest":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4
         Certificates, Class A-22 Certificates and Class A-23
         Certificates)";

                  (ii) the following sentence shall be included as the third sentence such definition: "With respect to each Distribution Date, as to the Class A-23 Certificates, one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof;" and

                  (ii) the phrase "second preceding sentence" in the last sentence shall be replaced with the phrase "preceding sentence.

         D.       In the definition of "Certificate Principal Balance":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-4
         Certificates and Class A-23 Certificates)"; and

                  (ii) the last sentence shall be replaced by the following: "The Class A-4 Certificates and Class A-23
         Certificates have no Certificate Principal Balance."

         E. The definition of "Class A Certificate" shall include the following phrase immediately following "Exhibit A": , and the Class
A-23 Certificates, executed by the Trustee and authenticated by the


NY1-191618.2
                                                         2

Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1.

         F.       The definition of "Excess Spread" shall be deleted.

         G. The following sentence shall be included as the second sentence of the definition of "Notional Amount": "As of any Distribution Date, with respect to the Class A-23 Certificates, the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date."

         H.       The definition of "Owner or Holder" shall be deleted.

         I.       In the definition of "Pass-Through Rate":

                  (i) the parenthetical in the first sentence shall be replaced with the following: "(other than the Class A-3, Class A-4, Class A-22 and Class A-23 Certificates"); and

                  (ii) the following sentence shall be included: "With respect to the Class A-23 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates."

         J.       In the definition of "Percentage Interest":

                  (i) the parenthetical in the first sentence shall read "(other than a Class A-4, Class A-23 or Class R Certificate)"; and

                  (ii) the second sentence shall also refer to a Class A-4 and Class A-23 Certificate.

         K. In the last sentence of the definition of "Qualified Substitute Mortgage Loan" the reference to "Excess Spread" shall


NY1-191618.2
                                                         3
instead refer to "Accrued Certificate Interest on the Class A-23
Certificates".

         L. In the definition of "REMIC II", the reference "Owner of the Excess Spread" shall instead refer to "Class A-23
Certificates".

         M. The definition of "REMIC II Certificates" shall include the Class A-23 Certificates.

         N. Clause (vii) of the definition of "Uncertificated Accrued Interest" shall be replaced with the following: "as to the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-23 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest Z".

         O. In the definition of "Voting Rights", the reference to "Owner of the Excess Spread" shall instead refer to "Class A-23
Certificates".

         Article II:

         P. References in Section 2.06 to the "Owner of the Excess Spread" shall instead refer to the "Class A-23 Certificateholder" and the reference to "Excess Spread" shall instead refer to the "Class A-23 Certificates". The reference in
Section 2.07 to the "ownership interest in the Excess Spread" shall instead refer to the "Class A-23 Certificate".

         Article IV:

         Q. The reference in Section 4.02(a)(y) to distributions to the Owner of the Excess Spread shall be disregarded, and Section
4.02(a)(i) shall be deleted and replaced with the following:

                  (i) to the Class A Certificateholders (other than the Class A-22 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus


NY1-191618.2
                                                         4
         any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

         R. References in Section 4.02(e) and (f) to the "owner of the Excess Spread" shall instead refer to the "Class A-23 Certificateholder" and the parentheticals in Section 4.02(e) and the first parenthetical in Section 4.02(f) shall include a reference to the Class A-23 Certificates.

         S. Section 4.03(a)(xiii) shall include a reference to the Pass-Through Rate on the Class A-23 Certificates.

         T. References in Section 4.08 to the "Owner of the Excess Spread" shall instead refer to the "Class A-23 Certificateholders" and the reference to the "Excess Spread" shall instead refer to the "Class A-23 Certificates."

         Article V:

         U. In the second sentence of the first paragraph of Section 5.01(a) the phrase "other than the Class A-4 and Class R Certificates" shall be replaced with the phrase "other than the Class A-4, Class A-23 and Class R Certificates" and in the first sentence of the second paragraph of Section 5.01(a) the phrase "The Class A-4 and Class R Certificates" shall be replaced with the phrase "The Class A-4, Class A-23 and Class R Certificates."

         V. In first paragraph of Section 5.01(b) the phrase "other than the Class A-4 Certificates and Class A-22 Certificates" shall be replaced with the phrase "other than the Class A-4 Certificates, Class A-22 Certificates and Class A-23 Certificates."

         Additional Amendments:

         W. All other references throughout the Agreement to "Excess Spread" or the "Owner" or "Holder" of Excess Spread shall be disregarded.

         X. Exhibit A will be amended to include Exhibit A hereto as Exhibit A-1 to the Agreement.

         Section 2.


NY1-191618.2
                                                         5

         This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



NY1-191618.2
                                                         6

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.
[Seal]


                                               By:/s/ Diane S. Wold
                                               Name:  Diane S. Wold
                                               Title: Vice President

Attest:/s/ Randy Van Zee
Name:  Randy Van Zee
Title: Vice President


                                               RESIDENTIAL FUNDING
CORPORATION

[Seal]


                                               By:/s/ Randy Van Zee
                                               Name:  Randy Van Zee
                                                            Title: Director

Attest:/s/ Diane S. Wold
Name:  Diane S. Wold
Title: Director


                                               THE FIRST NATIONAL BANK OF
                                               CHICAGO, as Trustee

[Seal]


                                               By:/s/ Faye Wright
                                               Name:  Faye Wright
                                               Title: Vice President


NY1-191618.2
                                                         7

Attest:/s/ R. Tarnas
Name:  R. Tarnas
Title: Vice President




NY1-191618.2
                                                         8

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Carlene S. Bailey
                                                             Notary Public

[Notarial Seal]




NY1-191618.2

STATE OF MINNESOTA  )
                                                         ) ss.:
COUNTY OF HENNEPIN  )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Carlene S. Bailey
                                                         Notary Public

[Notarial Seal]


NY1-191618.2

STATE OF  ILLINOIS )
                                     ) ss.:
COUNTY OF COOK    )


                  On the 28th day of February, 1997 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Darla R. Coulson
                                                         Notary Public

[Notarial Seal]


NY1-191618.2

                                                     EXHIBIT A

                                          FORM OF CLASS A-23 CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JUNE 27, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $1,350 OF OID PER $100,000 OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 15.28% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $16 PER $100,000 OF NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.


NY1-191618.2

Certificate No. ____                       Variable Pass-Through Rate based
                                           on a Notional Amount
Class A-23 Senior

Date of Pooling and Servicing
Agreement:                                 Percentage Interest: 100%
June 1, 1996
                                           Aggregate Notional Amount of the
                                           Class A-23 Certificates:
                                           $505,431,107.30

First Distribution Date:
March 25, 1997


Master Servicer:
Residential Funding
Corporation

Assumed Final
Distribution Date:                         CUSIP ___________
June 25, 2026


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES 1996-S15

         evidencing a percentage interest in the distributions allocable to the Class A-23 Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-191618.2
                                                         2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-23 Certificates on such Distribution Date. The Notional Amount of the Class A-23 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes immediately prior to such date. The Class A-23 Certificates have no Certificate Principal Balance.


NY1-191618.2
                                                         3

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing


NY1-191618.2
                                                         4
in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master


NY1-191618.2
                                                         5

Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-191618.2
                                                         6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        THE FIRST NATIONAL BANK OF
                                                         CHICAGO,
                                                          as Trustee


                                                         By:
                                                        Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-23 Certificates referred to in the within-mentioned Agreement.

                                     THE FIRST NATIONAL BANK OF
                                     CHICAGO,
                                      as Certificate Registrar


                                     By:
                                                   Authorized Signatory


NY1-191618.2
                                                         7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                              Signature by or on behalf of assignor




                                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.